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                                                                      Exhibit 24


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Robert M. Hernandez and R.M. Hays, or either of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-4, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as either or both of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the issuance of the shelf registration by RMI Titanium Company.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this_________day of August, 1998.




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                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, R.M. Hays, and/or Timothy G. Rupert or any of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement or statements on Form S-4, or on such form as the Securities and Exchange Commission shall deem appropriate, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as any or all of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder in connection with the issuance of the shelf registration by RMI Titanium Company.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this______day of August, 1998.




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